TIAA-CREF LIFE INSURANCE COMPANY

TIAA-CREF Life Separate Account VLI-1

730 Third Avenue

New York, New York 10017-3206

Telephone (800) 223-1200

SUPPLEMENT

dated November 8, 2007

to the Prospectus dated May 1, 2007 for

INTELLIGENT LIFE

Flexible Premium Individual Variable Universal Life Insurance Policy

In the description for the Delaware VIP International Value Equity Series – Standard Class expenses under the section titled “Annual Portfolio Operating Expenses” in the Prospectus, footnote 5 has been replaced in its entirety with the following:

Delaware VIP International Value Equity Series

The investment advisor for the Delaware VIP International Value Equity Series is Delaware Management Company (“DMC”). For the periods May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses so that total expenses (excluding any taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) would not exceed 1.00% and 1.08%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.85% on the first $500 million, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, 0.70% on assets in excess of $2.5 billion, all per year.